SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 2, 2004

                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)
                   -----------------------------------------



     OHIO                       File No. 1-5964                23-0334400
--------------------------------------------------------------------------------
 (State or other               (Commission File             (IRS Employer
 jurisdiction of               Number)                      Identification
 incorporation)                                             Number)


                 P.O. Box 834, Valley Forge, Pennsylvania 19482
--------------------------------------------------------------------------------


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On March 31, 2004, IKON Office Solutions, Inc. (the "Company" or "IKON") issued a press release announcing the completion of the transactions contemplated by the Asset Purchase Agreement dated December 10, 2003, by and among IKON, General Electric Capital Corporation ("GE"), and IOS Capital, LLC, which was filed on Form 8-K with the Securities and Exchange Commission on December 15, 2003. The press release also announced that the Company signed a definitive agreement with GE to sell the Company's approximate CN$220 million Canadian lease portfolio to GE, IKON's intended use of the proceeds, the termination of the Company's existing $300 million credit facility and negotiations with lenders to replace the facility on terms providing greater financial flexibility. A copy of this press release is furnished with this report as Exhibit 99.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the expected closing date of the Canadian transaction; expected proceeds from the transactions; use of proceeds from the transactions; expected benefits from the transactions, including balance sheet improvements, financial flexibility and growth; plans to replace the credit facility; and, expected loss and fees associated with the transactions. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K.

   Exhibit No.

        99    Press Release of IKON Office Solutions, Inc. dated March 31, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         IKON OFFICE SOLUTIONS, INC.




                                         By: /s/ William S. Urkiel
                                             ---------------------------------
                                                William S. Urkiel
                                                Senior Vice President and
                                                Chief Financial Officer



Dated:  April 2, 2004